UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2011

CASCADE MICROTECH, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51072

Oregon	93-0856709
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9100 S.W. Gemini Drive
Beaverton, Oregon	97008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 601-1000

Former name or former address if changed since last report:
2430 N.W. 206th Avenue, Beaverton, Oregon 97006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Cascade Microtech, Inc. under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 22, 2011, Cascade Microtech, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) by and among the Company, Gryphics, Inc., a wholly-owned subsidiary of the Company (“Gryphics”), R&D Sockets, Inc. (“Buyer”) and R&D Circuits Holdings LLC pursuant to which substantially all of the assets and liabilities of Gryphics were sold to the Buyer effective as of September 23, 2011 for $525,000 in cash and a note receivable from the Buyer for $25,000 due September 23, 2012. In connection with the Agreement, the Company and the Buyer entered into an Assignment, Assumption and Amendment of Lease (the “Lease Assumption Agreement”) pursuant to which the Buyer assumed all of the Company’s obligations under the Lease Agreement dated as of February 6, 2009, as amended May 31, 2011, between the Company and Minnesota Industrial Properties Limited Partnership covering Gryphics’ principal offices and manufacturing facility. Gryphics has been engaged in the business of manufacturing and selling high performance socket products for testing of packaged integrated circuits. There was no relationship between the Company and the Buyer prior to this transaction. The foregoing descriptions of the Agreement and the Lease Assumption Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those agreements, which are filed as Exhibits 2.1 and 10.1 to this Report and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01 is incorporated by reference in its entirety in response to this Item 2.01.

Item 8.01 Other Events

On September 26, 2011, the Company issued a press release announcing that its board of directors has authorized a stock repurchase program under which up to $2 million of the Company’s common stock may be repurchased from time to time in the open market or in privately negotiated transactions. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The required pro forma financial information is attached as Exhibit 99.2.

(d) Exhibits

The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

2.1	Asset Purchase Agreement dated as of September 22, 2011 by and among Cascade Microtech, Inc., Gryphics, Inc., R&D Sockets, Inc. and R&D Circuits Holdings LLC*

10.1	Assignment, Assumption and Amendment of Lease dated as of September 22, 2011 by and among Cascade Microtech, Inc. and R&D Sockets, Inc.*

99.1	Press Release issued by Cascade Microtech, Inc. dated September 26, 2011

99.2	Pro Forma Condensed Consolidated Financial Statements

*	Schedules and similar attachments to the Asset Purchase Agreement and the Lease Assumption Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2011	CASCADE MICROTECH, INC.
(Registrant)

By:	/s/ JEFF KILLIAN
Jeff Killian
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

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